================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2007




                            PARADIGM OIL & GAS, INC.
             (Exact name of Registrant as specified in its Charter)


             Nevada                  333-103780              33-1037546
        (State or other             (Commission            (IRS Employer
  Jurisdiction of Incorporation)    File Number)         Identification No.)



                31 Walmer Rd Suite 6, Toronto, On M5R 2W7, Canada
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (416) 928-3095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 4.01 Changes in Registrant's Certifying Accountant.

         On October 6, 2007, Telford Sadovnick resigned as the principal independent accountants for Paradigm Oil & Gas, Inc. (the "Registrant").

Telford Sadovnick, P.L.L.C, had been our principal independent accountant for the fiscal year ended December 31, 2006. The report of Telford Sadovnick, P.L.L.C . on our financial statements for the period ended December 31, 2006 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle except that such report was modified to include an explanatory paragraph with respect to our ability, in light of our lack of revenues and history of losses, to continue as a going concern.

In connection with the audit for the year ended December 31, 2006 and during the subsequent interim period through June 30, 2007, there were no disagreements between us and Telford Sadovnick, P.L.L.C.. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Telford Sadovnick, P.L.L.C. to make reference to the subject matter of the disagreement in connection with their reports.

We provided Telford Sadovnick, P.L.L.C.. with a copy of this Current Report on Form 8-K before it was filed and requested that they furnish us a letter, addressed to the Securities and Exchange Commission, stating whether they agree with the information disclosed in the Current Report. A copy of the letter we received from Telford Sadovnick, P.L.L.C. accompanies this Current Report on Form 8-K as Exhibit 16.

         On October 15, 2007, the Company appointed STS Partners LLP as its principal accountant. Neither the Company nor anyone on its behalf consulted with the new accountant prior to their engagement on any matter the subject of which would be required to be reported hereunder



Item 9.01 Financial Statements and Exhibits.

   (a)   Financial statements of business acquired.

         Not applicable.

   (b)   Pro forma financial information.

         Not applicable.

   (c)   Exhibits.

Exhibit
Number       Description
--------     -------------------------------------------------------------------
16.1         Letter from Telford Sadovnick P.L.L.C. dated October 10, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PARADIGM OIL & GAS, INC.

Date:  October 15, 2007
                                               By:  /s/ Marc Juliar
                                                  ------------------------------
                                                  Name:  Marc Juliar
                                                  Title: President and Director





















--------------------------------------------------------------------------------